UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2000

                            Sears Credit Account Master Trust II
                    (Exact name of registrant as specified in charter)

    Illinois                          0-24776                 Not Applicable
    (State of                       (Commission               (IRS Employer
    Organization)                    File Number)            Identification No.)

c/o SRFG, Inc.
3711 Kennett Pike
Greenville, Delaware                                            19807
(Address of principal executive offices)                      (Zip Code)

Registrant's Telephone Number, including area code: (302) 434-3176

Former name, former address and former fiscal year, if changed since last report: Not Applicable

Item 5. Other Events

On May 15, 2000, Registrant made available the Monthly Investor
Certificateholders' Statements set forth as Exhibits 20(a) through 20(m).

Item 7. Financial Statements and Exhibits

20(a).   Series 1994-1 Monthly Investor Certificateholders' Statement
         related to the distribution of May 15, 2000 and reflecting the performance of the Trust during the Due Period ended in April
         2000, which will accompany the distribution on May 15, 2000.

20(b).   Series 1995-2 Monthly Investor Certificateholders' Statement
         related to the distribution of May 15, 2000 and reflecting the performance of the Trust during the Due Period ended in April
         2000, which will accompany the distribution on May 15, 2000.

20(c).   Series 1995-3 Monthly Investor Certificateholders' Statement
         related to the distribution of May 15, 2000 and reflecting the performance of the Trust during the Due Period ended in April
         2000, which will accompany the distribution on May 15, 2000.

20(d).   Series 1995-5 Monthly Investor Certificateholders' Statement
         related to the distribution of May 15, 2000 and reflecting the performance of the Trust during the Due Period ended in April
         2000, which will accompany the distribution on May 15, 2000.

20(e).   Series 1996-1 Monthly Investor Certificateholders' Statement
         related to the distribution of May 15, 2000 and reflecting the performance of the Trust during the Due Period ended in April
         2000, which will accompany the distribution on May 15, 2000.

20(f).   Series 1996-3 Monthly Investor Certificateholders' Statement
         related to the distribution of May 15, 2000 and reflecting the performance of the Trust during the Due Period ended in April
         2000, which will accompany the distribution on May 15, 2000.

20(g).   Series 1996-4 Monthly Investor Certificateholders' Statement
         related to the distribution of May 15, 2000 and reflecting the performance of the Trust during the Due Period ended in April
         2000, which will accompany the distribution on May 15, 2000.

20(h).   Series 1997-1 Monthly Investor Certificateholders' Statement
         related to the distribution of May 15, 2000 and reflecting the performance of the Trust during the Due Period ended in April
         2000, which will accompany the distribution on May 15, 2000.

20(i).   Series 1998-1 Monthly Investor Certificateholders' Statement
         related to the distribution of May 15, 2000 and reflecting the performance of the Trust during the Due Period ended in April
         2000, which will accompany the distribution on May 15, 2000.

20(j).   Series 1998-2 Monthly Investor Certificateholders' Statement
         related to the distribution of May 15, 2000 and reflecting the performance of the Trust during the Due Period ended in April
         2000, which will accompany the distribution on May 15, 2000.

20(k).   Series 1999-1 Monthly Investor Certificateholders' Statement
         related to the distribution of May 15, 2000 and reflecting the performance of the Trust during the Due Period ended in April
         2000, which will accompany the distribution on May 15, 2000.

20(l).   Series 1999-2 Monthly Investor Certificaterholders' Statement
         related to the distribution of May 15, 2000 and reflecting the performance of the Trust during the Due Period ended in April
         2000, which will accompany the distribution on May 15, 2000.

20(m).   Series 1999-3 Monthly Investor Certificaterholders' Statement
         related to the distribution of May 15, 2000 and reflecting the performance of the Trust during the Due Period ended in April
         2000, which will accompany the distribution on May 15, 2000.

                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   Sears Credit Account Master Trust II
                                   (Registrant)

                                    By: SRFG, Inc.
                                   (Originator of the Trust)

                                    By: /s/Donald J. Woytek
                                         Donald J. Woytek
                                         Vice President, Administration

Date: May 15, 2000

EXHIBIT INDEX

Exhibit No.

20(a). Series 1994-1 Monthly Investor Certificateholders' Statement
       (May 15, 2000)

20(b). Series 1995-2 Monthly Investor Certificateholders' Statement
       (May 15, 2000)

20(c). Series 1995-3 Monthly Investor Certificateholders' Statement
       (May 15, 2000)

20(d). Series 1995-5 Monthly Investor Certificateholders' Statement
       (May 15, 2000)

20(e). Series 1996-1 Monthly Investor Certificateholders' Statement
       (May 15, 2000)

20(f). Series 1996-3 Monthly Investor Certificateholders' Statement
       (May 15, 2000)

20(g). Series 1996-4 Monthly Investor Certificateholders' Statement
       (May 15, 2000)

20(h). Series 1997-1 Monthly Investor Certificateholders' Statement
       (May 15, 2000)

20(i). Series 1998-1 Monthly Investor Certificateholders' Statement
       (May 15, 2000)

20(j). Series 1998-2 Monthly Investor Certificateholders' Statement
       (May 15, 2000)

20(k). Series 1999-1 Monthly Investor Certificateholders' Statement
       (May 15, 2000)

20(l). Series 1999-2 Monthly Investor Certificateholders' Statement
       (May 15, 2000)

20(m). Series 1999-3 Monthly Investor Certificateholders' Statement
       (May 15, 2000)